                                                                    EXHIBIT 10.5


                              AGREEMENT AND RELEASE

      This Agreement and Release ("Agreement") is made by and between SmartForce PLC (the "Company"), and Jeff Newton ("Employee"). The parties desire to enter into this Agreement for the purpose of reaching an amicable termination of their employment relationship and to promote harmonious relations in the future.

      WHEREAS, Employee was employed by the Company;

      WHEREAS, the Company and Employee have entered into an Employment, Confidential Information and Invention Assignment Agreement (the
"Confidentiality Agreement");

      WHEREAS, the Company has entered into an Agreement and Plan of Merger with Slate Acquisition Corp. and SkillSoft Corporation dated June 10, 2002 (the "Merger Agreement");

      AND WHEREAS, this Agreement is conditioned upon the Closing (as defined in the Merger Agreement) of the Merger (as defined in the Merger Agreement) and shall be null and void ab initio should the Merger not close or be completed for any reason.

      NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows:

      1. Termination. Employee hereby resigns his position as Executive Vice President, Complex Solutions with SmartForce effective immediately upon the Closing of the Merger, and further agrees to the termination of his employment on September 30, 2002 (the "Termination Date").

      2. Consideration. As consideration for the general release contained herein, the Company agrees to:

      (a) Continue to pay the Employee his base salary, less applicable withholding, through the Termination Date;

      (b) On the next regularly scheduled payroll following the Effective Date of the Supplemental Agreement and Release attached hereto as Exhibit B (the "Release Effective Date"), pay the Employee a lump sum of (i) $400,000, less applicable withholding, which the parties agree is equal to two (2) years' salary, less (ii) any salary paid in the ordinary course between the Closing of the Merger and the Termination Date;

      (c) On the next regularly scheduled payroll following the Release Effective Date, pay the Employee a lump sum of (i) $134,400, less applicable withholding, which the parties agree is equal to two (2) years' housing and car allowance, less (ii) any amounts paid for such allowances in the ordinary course between the Closing of the Merger and the Termination Date;

      (d) On the next regularly scheduled payroll following the Release Effective Date, pay the Employee a lump sum of (i) $380,000, less applicable withholding, which the parties agree is equal to two (2) years' maximum targeted performance bonus, less (ii) any bonus amounts paid in the ordinary course between the Closing of the Merger and the Termination Date; and

      (e) Continue to provide for the vesting of Employee's stock options (a summary of which is attached hereto as Exhibit A) for three (3) years after the Closing of the Merger.

      Items (b) through (e) above are referred to herein as the "Release Proceeds."

      On the Termination Date, Employee agrees to execute the Supplemental Agreement and Release, attached hereto as Exhibit B. Employee acknowledges and agrees that the Release Proceeds are intended to be deemed as consideration for both this Agreement and the Supplemental Agreement and Release to be executed on the Termination Date.

      3. Covenant Not to Solicit. In exchange for $100,000 of the Release Proceeds, until the date that is three (3) years after the Closing of the Merger (the "NON-COMPETE PERIOD"), the Employee agrees that he will not:

      (a) solicit, encourage, or take any other action which is intended to induce any other employee of the Company to terminate his employment with the Company, or

      (b) interfere in any manner with the contractual or employment relationship between the Company and any such employee of the Company.

      The foregoing shall not prohibit the Employee or any entity with which the Employee may be affiliated from hiring a former employee of the Company, provided that such hiring results from such employee's affirmative response to a general recruitment effort carried out through a public solicitation or a general solicitation.

      4. Covenant Not to Compete. During the Non-Compete Period, in exchange for the $100,000 of the Release Proceeds set forth in Section 3 above, the Employee agrees that he will not, directly or indirectly, own, manage, operate, join, control, advise or participate in, as a shareholder (other than as a shareholder with less than one percent (1%) of the outstanding stock of a company), officer, manager, executive, partner, consultant or technical or business advisor (or any foreign equivalents of the foregoing) any company that derives more than ten percent (10%) of its revenues from a Restricted Business, or any company or entity controlling, controlled by or under common control with any company that derives more than ten percent (10%) of its revenues from a Restricted Business (any such company, a "RESTRICTED COMPANY"). For the purposes of this Agreement, the term "RESTRICTED BUSINESS" shall mean the business of developing or selling computer-based training for information technology professionals, on-line business degrees, or any other interactive education business in which the Company is then involved. Notwithstanding the foregoing, Restricted Business shall not include (i) the professional services entity, if any, that is created in connection with the possible sale of the Company's professional services organization to the existing management team, provided, however, that such entity is not in the business of developing or selling computer-based training for information technology professionals, on-line business degrees, or any other interactive education business in which the Company is then involved, and (ii) with respect to the entity that would succeed the Prokoda business unit if such business unit is sold by the Company, a role within the professional services business unit of Prokoda and not a role related to the definition of Restricted Business above.

      The foregoing will not in any way affect the Employee's right to take any of the foregoing positions if he is involved only in parts of a company that do not derive any revenues from the Restricted Business.

      (a) In the event that the Employee intends to associate with any Restricted Company during the Non-Compete Period, the Employee must provide information in writing to the CEO of the Company relating to the business engaged in or proposed to be engaged in by such Restricted Company. All such current associations of the Employee are set out in Exhibit C hereto. In the event that the CEO authorizes the Employee to engage in such activity in writing, any activity by the Employee described in the written information furnished to the CEO and so authorized shall be conclusively deemed not to be a violation of this Section 4.

      (b) The Employee acknowledges that, pursuant to an Amended and Restated Share Purchase Agreement between the Company, Knowledge Well Limited and Knowledge Well Group Limited (collectively "KNOWLEDGE WELL") and the shareholders of Knowledge Well, he has transferred to the Company all Ordinary and Preferred Shares of Knowledge Well owned by him and that the Company will be irreparably injured if the provisions of Sections 3 or 4 are not specifically enforced. If the Employee commits or, in the reasonable belief of the Company, threatens to commit a breach of any of the provisions of Sections 3 or 4, the Company and each of its subsidiaries and affiliates shall have the right and remedy, in addition to any other remedy that may be available at law or in equity, to have the provisions of Sections 3 and 4 specifically enforced by any court having equity jurisdiction together with an accounting for any benefit or gain by the Employee in connection with any such breach, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and its subsidiaries and that money damages will not provide an adequate remedy therefor. Such injunction shall be available without the posting of any bond or other security, and the Employee hereby consents to the issuance of such injunction.

      5. Benefits. On the Termination Date, the Company will pay the Employee all accrued and unused vacation time. No further vacation accrual will occur. Employee shall continue to be eligible to receive healthcare benefits through the Termination Date as an Employee of the Company. Employee shall have the right thereafter to convert his health insurance benefits to individual coverage pursuant to COBRA. The payments and benefits described in this paragraph are separate and distinct from the Release Proceeds and are not part of the consideration provided to the Employee for the Employee's release and other duties and obligations under this Agreement.

      6. Confidential Information. Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company. Employee shall return all the Company property and confidential and proprietary information in his possession to the Company within five business days from the Termination Date.

      7. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its officers, managers, supervisors, agents and employees. Employee, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, agents, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:

      (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

      (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

      (c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

      (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker

            Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, and the California Labor Code.;

      (e) any and all claims for violation of the federal, or any state, constitution;

      (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

      (g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

      (h)   any and all claims for attorneys' fees and costs.

      The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. Additionally, until the Termination Date, the Company shall continue to be bound by the Indemnification Agreement between the Company and Employee.

      Employee acknowledges and agrees that any breach of any provision of this Agreement shall constitute a material breach of this Agreement and shall entitle the Company immediately to recover and cease the Release Proceeds provided to Employee under this Agreement.

      8. Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; (d) this Agreement shall not be effective until the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

      9. Civil Code Section 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Employee and the Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code
Section 1542, which provides as follows:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee and the Company, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

      10. Application for Employment. Employee understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company, its subsidiaries, or any successor, except as provided in this Agreement, and he hereby waives any right, or alleged right, of employment or re-employment with the Company. Employee further agrees that he will not apply for employment with the Company, its subsidiaries or related companies, or any successor.

      11. No Cooperation. Employee agrees he will not act in any manner that might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so. Employee agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or court order to the Company. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, Employee shall state no more than that he cannot provide counsel or assistance.

      12. Non-Disparagement. Each party agrees to refrain from any defamation, libel or slander of the other, or tortious interference with the contracts and relationships of the other. All inquiries by potential future employers of Employee will be directed to the Company's Human Resources Department. Upon inquiry, the Company shall only state the following: Employee's last position and dates of employment.

      13. Confidentiality. Except as otherwise required by law, (i) the Parties hereto each agree to use their best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Severance Information"), (ii) each Party hereto agrees to take every reasonable precaution to prevent disclosure of any Severance Information to third parties, and each agrees that there will be no publicity, directly or indirectly, concerning any Severance Information, and (iii) the Parties hereto agree to take every precaution to disclose Severance Information only to those employees, officers, directors, attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Severance Information.

      14. No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party. The Employee may seek a waiver of this provision at any time.

      15. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its Employment Dispute Resolution Rules. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. This section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Employee's obligations under this Agreement and the agreements incorporated herein by reference.

      16. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

      17. No Representations. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

      18. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      19. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company, with the exception of the Confidentiality Agreement and the stock option agreements, but including the Amended and Restated Employment Agreement dated June 10, 2002.

      20. No Oral Modification. This Agreement may only be amended in writing signed by Employee and the President of the Company.

      21. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard to choice of law principles

      22. Effective Date. This Agreement will become effective after it has been signed by both Parties and after seven (7) days have passed since Employee signed the Agreement (the "Effective Date"). Each party has seven days after Employee signs the Agreement to revoke it.

      23. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

      24. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

      (a)   They have read this Agreement;

      (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

      (c) They understand the terms and consequences of this Agreement and of the releases it contains;

      (d) They are fully aware of the legal and binding effect of this Agreement.

      IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                               SMARTFORCE PLC

Dated:  9/13/02                By     /s/ Greg Priest
        -------                   ------------------------------------------
                                         Greg Priest, Chairman & CEO

                               Jeffrey N. Newton, an individual

Dated:  9/6/02                       /s/ Jeffrey N. Newton
        ------                 ---------------------------------------------

Exhibit A - Option Summary

Unvested Options Schedule at September 6, 2002.

  Option Date    Shares Unvested(1)
  -----------    ------------------
    12-9-98             3,354
    12-9-98            21,646
     7-2-99            33,334
     4-5-01           120,000
     5-8-02           300,000
    7-12-02           104,613
    7-12-02           343,334
    7-12-02           262,053

(1) Only those shares that vest by their terms prior to September 6, 2005 will be exercisable.

Exhibit B - Supplemental Release


                                    EXHIBIT B

                  SUPPLEMENTAL SEPARATION AGREEMENT AND RELEASE

      This Supplemental Severance Agreement and Release ("Supplemental Agreement") is made by and between Jeff Newton ("Employee") and SmartForce PLC("Company") (collectively referred to as the "Parties"):

      1. Separation Agreement. Company and Employee agree that the terms of the Separation Agreement and Release dated September __, 2002 (the "Agreement") shall remain in full force and effect and is fully incorporated herein except to the extent it is inconsistent with this Supplemental Agreement.

      2. Consideration. As set forth in Section 2 of the Agreement.

      3. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its officers, managers, supervisors, agents and employees. Employee, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, agents, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:

         (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

         (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

         (c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

         (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, and the California Labor Code;

      (e)any and all claims for violation of the federal, or any state, constitution;

      (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

      (g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

      (h) any and all claims for attorneys' fees and costs.

      The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

      Employee acknowledges and agrees that any breach of any provision of this Agreement shall constitute a material breach of this Agreement and shall entitle the Company immediately to recover and cease the severance benefits provided to Employee under this Agreement.

      4. Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; (d) this Agreement shall not be effective until the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

      5. Civil Code Section 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Employee acknowledges that he/she has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee, being aware of said code section, agrees to expressly waive any rights he/she may have thereunder, as well as under any other statute or common law principles of similar effect.

      6. Arbitration. The Parties agree that any and all disputes arising out of, or relating to, the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorneys' fees and costs. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. This section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Employee's obligations under this Agreement and the agreements incorporated herein by reference.

      7. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee's relationship with the Company, and supersedes and replaces any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Employee's relationship with the Company, with the exception of the Confidentiality Agreement and the Stock Agreements.

      8. Governing Law. This Agreement shall be deemed to have been executed and delivered within the State of California, and it shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of California, without regard to conflict of law principles. To the extent that either party seeks injunctive relief in any court having jurisdiction for any claim relating to the alleged misuse or misappropriation of trade secrets or confidential or proprietary information, each party hereby consents to personal and exclusive jurisdiction and venue in the state and federal courts of the State of California.

      9. Effective Date. This Agreement will become effective after it has been signed by both Parties and after seven (7) days have passed since Employee signed the Agreement (the "Effective Date"). Each party has seven days after Employee signs the Agreement to revoke it.

      10. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

      (a) They have read this Agreement;

      (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

      (c) They understand the terms and consequences of this Agreement and of the releases it contains; and

      (d) They are fully aware of the legal and binding effect of this Agreement.

      IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.


                                    SMARTFORCE PLC


Dated:  _______________             By
                                       _________________________________________
                                       Greg Porto
                                       Vice President, Administration


                                    Jeff Newton, an individual


Dated:  ________________            ____________________________________________

Exhibit C

None.